As filed with the Securities and Exchange Commission on April 27, 2006

                                                     1933 Act File No. 002-87336
                                                      1940 Act File No. 811-3883


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /___/

                           Pre-Effective Amendment No.                  /___/
                         Post-Effective Amendment No. 37                / X /
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 /___/

                                Amendment No. 39                        / X /
                          DWS COMMUNICATIONS FUND, INC.
           (FORMERLY SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)


       Registrant's Telephone Number, including Area Code: (800) 638-2596

                             300 East Lombard Street
                            Baltimore, Maryland 21202


                                                    Burton Leibert, Esq.
The Corporation Trust Incorporated                  Willkie, Farr & Gallagher
300 East Lombard Street                             787 Seventh Avenue
Baltimore, Maryland 21202                           New York, New York 10019
(Name and address of agent for service)             (Copies of Documents)


 It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a)(1)
/___/    75 days after filing pursuant to paragraph (a)(2)
/ X /    On May 1, 2006 pursuant to paragraph (b)
/___/    On _____________ pursuant to paragraph (a)(1)
/___/    On _____________ pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   MAY 1, 2006




                                   PROSPECTUS

                                ----------------




--------------------------------------------------------------------------------


                  DWS Communications Fund -- Classes A, B and C
          (formerly Scudder Flag Investors Communications Fund, Inc.)


                    DWS RREEF Real Estate Securities Fund --
                             Classes A, B, C and R
              (formerly Scudder RREEF Real Estate Securities Fund)





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

     How the Funds Work                        How to Invest in the Funds

       4  DWS Communications Fund               38  Choosing a Share Class

      13  DWS RREEF Real Estate                 46  How to Buy Class A, B and C
          Securities Fund                           Shares

      21  Other Policies and Secondary          47  How to Exchange or Sell
          Risks                                     Class A, B and C Shares

      22  Who Manages and Oversees              48  How to Buy or Sell Class R
          the Funds                                 Shares

      30  Financial Highlights                 49  Policies You Should Know
                                                    About

                                                63  Understanding Distributions
                                                    and Taxes

How the Funds Work


On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C

                              ticker symbol     TISHX       FTEBX       FTICX
                                fund number     432         632         732


DWS Communications Fund
(formerly Scudder Flag Investors Communications Fund, Inc.)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks to maximize total return.

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the fund, the portfolio managers emphasize investments in companies offering products and services that support both traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer outsourced communications billing and teleservices products or network computing technology that supports basic Internet functionality, such as Web site operations for electronic commerce and other Internet-based applications. The managers believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, they believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return, although there can be no guarantee that this result will be achieved.

The fund may also invest in convertible securities and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Investment process

The managers follow an investment philosophy referred to as "flexible value." They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research and valuation flexibility, without rigid constraints.


The managers believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the portfolio managers tend to focus on individual companies.


Factors they assess may include:

o  management team

o  market position

o  business strategy

o  catalysts for change

o  attractive valuation

o  attention to shareholder interests

The managers concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The portfolio managers retain investment positions for as long as, in their view, the business fundamentals remain favorable and the valuations do not become excessive. The managers will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, stocks of companies in the communications field. When the prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Concentration Risk. The fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class C shares was October 28, 1998. In the table, the performance figures for Class C prior to its inception date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class C.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Communications Fund

Annual Total Returns (%) as of 12/31 each year -- Class A


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       13.46
1997       37.36
1998       85.30
1999       45.47
2000      -34.52
2001      -29.54
2002      -39.31
2003       22.89
2004       21.23

2005       14.95


2006 Total Return as of March 31: 5.85%


For the periods included in the bar chart:


Best Quarter: 51.19%, Q4 1998           Worst Quarter: -29.94%, Q2 2002

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------


  Return before Taxes                       8.28          -7.16          6.61
--------------------------------------------------------------------------------
  Return after Taxes on Distributions       8.28          -7.16          5.51
--------------------------------------------------------------------------------
  Return after Taxes on                     5.38          -5.94*         5.56*
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              10.96          -7.07          6.37
--------------------------------------------------------------------------------
Class C (Return before Taxes)              14.01          -6.89          6.38
--------------------------------------------------------------------------------
Index (reflects no deductions for           4.91           0.54          9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                      Class A      Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on           5.75%(1)    None       None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge         None(2)     4.00%      1.00%
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less     2.00        2.00       2.00
than 30 days (as % of redemption proceeds)(3)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.90%       0.90%      0.90%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         0.25        0.75       0.75
--------------------------------------------------------------------------------

Other Expenses(4),(5)                            0.49        0.90       0.86
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  1.64        2.55       2.51
--------------------------------------------------------------------------------

(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").


(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class -- Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.


(3) This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.


(4)  Includes a 0.25% shareholder servicing fee for Class B and Class C shares.


(5) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $732         $1,063         $1,415        $2,407
--------------------------------------------------------------------------------
Class B shares               658          1,093          1,555         2,458
--------------------------------------------------------------------------------
Class C shares               354            782          1,335         2,846
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $732         $1,063         $1,415        $2,407
--------------------------------------------------------------------------------
Class B shares               258            793          1,355         2,458
--------------------------------------------------------------------------------
Class C shares               254            782          1,335         2,846
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Class A    Class B     Class C     Class R

                    ticker symbol     RRRAX      RRRBX       RRRCX       RRRSX
                      fund number     425        625         725         1502


DWS RREEF Real Estate Securities Fund
(formerly Scudder RREEF Real Estate Securities Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund's investment objective is long-term capital appreciation and current income.

The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

The managers look for real estate securities they believe will provide superior returns to the fund over the long term and they attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

--------------------------------------------------------------------------------

OTHER INVESTMENTS. When the managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures which prohibits leverage of the fund's assets by investing in a derivative security. For example, the managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.

To find these issuers, the managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structures, financial structures and business strategies. The goal of this analysis is to determine which of the issuers the managers believe will be the most profitable to the fund over the long term. The managers also consider the effect of the real estate securities markets in general when making investment decisions. The managers do not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.


Based on their recent practices, the managers expect that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.


If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the managers choose to sell a security. The managers may choose to sell a security for a variety of reasons, but typically the managers will sell if they believe that one or more of the following is true:

o  a security is not fulfilling its investment purpose;

o  a security has reached its optimum valuation; or

o  a particular company or general economic conditions have changed

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Concentration Risk. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

o  declines in property values;

o increases in property taxes, operating expenses, interest rates or competition;

o  overbuilding;

o  zoning changes; and

o  losses from casualty or condemnation.


In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and another relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares was September 3, 2002. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund's original share class (formerly, "RREEF Class A," renamed "Scudder RREEF Institutional Class" on September 3, 2002), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception date (September 3, 2002 for Classes A, B and C and October 1, 2003 for Class R) are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B, C and R and the current applicable sales charges of Classes A and
B. Institutional Class shares are offered in a separate prospectus.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS RREEF Real Estate Securities Fund



Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000       28.72
2001       13.88
2002        7.52
2003       38.51
2004       31.57

2005       11.89


2006 Total Return as of March 31: 14.39%


For the periods included in the bar chart:


Best Quarter: 16.03%, Q4 2004             Worst Quarter: -7.98%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                                                       Since
                                           1 Year        5 Years     Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                      5.45          18.67         20.42
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      2.95          15.76         17.02
--------------------------------------------------------------------------------
  Return after Taxes on                    2.25          14.67         15.93
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              7.84          18.95         20.58
--------------------------------------------------------------------------------
Class C (Return before Taxes)             11.00          19.14         20.65
--------------------------------------------------------------------------------
Class R (Return before Taxes)             11.51          19.76         21.30
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        4.91           0.54         -0.18
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       12.13          18.69         20.33
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Total returns would have been lower if operating expenses hadn't been reduced.

* Inception December 1, 1999. Index returns begin November 30, 1999.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                Class A    Class B    Class C   Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed       5.75%(1)   None       None      None
on Purchases (as % of offering price)

--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales         None(2)    4.00%      1.00%     None
Charge (Load) (as % of redemption
proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares         2.00       2.00       2.00      2.00%
owned less than 15 days (as % of
redemption proceeds)(3)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                            0.48%      0.48%      0.48%     0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee          0.23       0.99       0.98      0.41
--------------------------------------------------------------------------------
Other Expenses(4)                         0.36       0.31       0.29      0.64
--------------------------------------------------------------------------------
Total Annual Operating Expenses(5)        1.07       1.78       1.75      1.53
--------------------------------------------------------------------------------

(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").


(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class -- Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.


(3) This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(4) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(5) Until September 30, 2006, the Advisor has contractually agreed to maintain the expenses of Class A, B, C and R shares at no more than 1.25%, 2.00%, 2.00% and 1.50%, respectively, of average daily net assets.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                $678          $895         $1,131         $1,805
--------------------------------------------------------------------------------
Class B shares                 581           859          1,163          1,734
--------------------------------------------------------------------------------
Class C shares                 278           552            951          2,067
--------------------------------------------------------------------------------
Class R shares                 156           484            835          1,825
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares                $678          $895         $1,131         $1,805
--------------------------------------------------------------------------------
Class B shares                 181           559            963          1,734
--------------------------------------------------------------------------------
Class C shares                 178           552            951          2,067
--------------------------------------------------------------------------------
Class R shares                 156           484            835          1,825
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

Other policies


o Although major changes tend to be infrequent, the Board of DWS RREEF Real Estate Securities Fund could change that fund's investment goal without seeking shareholder approval. In addition, each fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities and, with respect to DWS Communications Fund, investment-grade income producing securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


A complete list of each fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



Who Manages and Oversees the Funds


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., ("DeAM, Inc."), Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and Investment Company Capital Corp. ("ICCC") are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisors


DWS Communications Fund:

ICCC is the fund's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the DWS family of funds.


ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of the fund's subadvisor.


DWS RREEF Real Estate Securities Fund:

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.


Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. RREEF provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF.

The advisor for each fund receives a management fee from that fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------
DWS Communications Fund                                0.90%
----------------------------------------------------------------------
DWS RREEF Real Estate Securities Fund                  0.48%
----------------------------------------------------------------------


The subadvisor


DWS Communications Fund:

The subadvisor for the fund is Alex. Brown Investment Management, LLC ("ABIM"). ABIM's address is One South Street, Baltimore, Maryland 21202.

ABIM is a registered investment advisor with approximately $8.1 billion under management as of December 31, 2005. ABIM is a Maryland limited liability company owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc. (a company organized by three principals of ABIM); R. Hutchings Vernon; Richard W. Palmer; and Joseph
J. Quingert.

ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates ABIM out of its advisory fee.

Each fund's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' or Directors', as applicable, renewal of the investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The portfolio managers

The following people handle the day-to-day management of each fund.


Each fund is managed by a team of investment professionals who each play an important role in the fund's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Each fund is managed by a team of investment professionals who collaborate to develop and implement the applicable fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the applicable fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

DWS Communications Fund:

Bruce E. Behrens                    Patrick J. O'Brien
Vice President and Principal of     Vice President of ABIM and
ABIM and Co-Manager of the fund.    Co-Manager of the fund.
 o Co-managed the fund since         o Co-managed the fund since
   inception.                          2002.
 o 38 years of investment            o 24 years of investment
   industry experience.                industry experience,
 o MBA, University of Michigan.        including portfolio manager
                                       and analyst with ABIM July
                                       2001-present; analyst with
                                       Delaware Management Co.,
                                       June 2000-July 2001; and
                                       portfolio manager with
                                       Prudential Insurance Co.,
                                       February 1999-May 2000.
                                     o MBA, Columbia University.

DWS RREEF Real Estate Securities Fund:


John F. Robertson, CFA                   John W. Vojticek
Partner of RREEF and Co-Manager of       Partner of RREEF and Co-Manager of the
the fund.                                fund.
 o Joined RREEF in 1997, Deutsche         o Joined RREEF, Deutsche Asset
   Asset Management, Inc. in 2002           Management, Inc. and the fund in
   and the fund in 1999.                    September 2004.
 o Over 14 years of investment            o Prior to that, Principal at KG
   industry experience.                     Redding and Associates, March
 o Prior to that, Assistant Vice            2004-September 2004.
   President of Lincoln Investment        o Prior to that, Managing Director of
   Management, responsible for REIT         RREEF from 1996-March 2004,
   research.                                Deutsche Asset Management, Inc.
 o BA, Wabash College; MBA, Indiana         from 2002-March 2004 and the fund
   University.                              from 1999-March 2004.
                                          o Nine years of investment industry
Jerry W. Ehlinger, CFA                      experience.
Managing Director of RREEF and            o BS, University of Southern
Co-Manager of the fund.                     California.
 o Joined RREEF, Deutsche Asset
   Management, Inc. and the fund in      Asad Kazim
   2004.                                 Vice President of RREEF and Co-Manager
 o Prior to that, Senior Vice            of the fund.
   President at                           o Joined RREEF and Deutsche Asset
   Heitman Real Estate Investment           Management, Inc. in 2002 and the
   Management from 2000-2004.               fund in 2005.
 o Prior to that, Senior Research         o Prior to that, Financial Analyst at
   Associate at Morgan Stanley Asset        Clarion CRA Securities from
   Management from 1996-2000.               2000-2002.
 o Over nine years of investment          o Over six years of investment
   industry experience.                     industry experience.
 o BA, University of Wisconsin --         o BS, The College of New Jersey.
   Whitewater; MS, University of
   Wisconsin -- Madison.



Each fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the applicable fund, a description of their compensation structure, and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

            $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

DWS Communications Fund -- Class A


Years Ended December 31,                   2005     2004   2003   2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $16.79   $13.85 $11.27 $18.57  $26.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)            (.03)^a  (.08)^a .01^a (.03)^a (.05)
--------------------------------------------------------------------------------
   Net realized and unrealized gain        2.54     3.02   2.57  (7.27)  (7.75)
   (loss) on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations        2.51     2.94   2.58  (7.30)  (7.80)
--------------------------------------------------------------------------------
Redemption fees                             .00*      --     --     --      --
--------------------------------------------------------------------------------
Net asset value, end of period           $19.30   $16.79 $13.85 $11.27  $18.57
--------------------------------------------------------------------------------
Total Return (%)^b,^c                     14.95    21.23  22.89 (39.31) (29.54)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      295      284    286    302     728
--------------------------------------------------------------------------------
Ratio of expenses before expense           1.58     1.69   1.49   1.77    1.39^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            1.43     1.54   1.34   1.62    1.24^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)  (.18)    (.55)   .13  (.20)    (.22)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  21       34     62     43      14^e
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c    Total return would have been lower had certain expenses not been reduced.

^d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.

^e Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

*     Amount is less than $.005.

DWS Communications Fund -- Class B


Years Ended December 31,                  2005    2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $15.75  $13.09  $10.80  $17.94  $25.66
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)           (.13)^a (.17)^a (.07)^a (.11)^a (.24)
--------------------------------------------------------------------------------
   Net realized and unrealized gain       2.34    2.83    2.36   (7.03)  (7.48)
   (loss) on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations       2.21    2.66    2.29   (7.14)  (7.72)
--------------------------------------------------------------------------------
Redemption fees                            .00*     --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period          $17.96  $15.75  $13.09  $10.80  $17.94
--------------------------------------------------------------------------------
Total Return (%)^b,^c                    14.03   20.32   21.20  (39.80) (30.90)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      27      66      83      87     222
--------------------------------------------------------------------------------
Ratio of expenses before expense          2.33    2.44    2.24    2.52    2.14^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           2.18    2.29    2.09    2.37    1.99^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%) (.93)  (1.30)   (.62)   (.95)   (.97)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 21      34      62      43      14^e
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c    Total return would have been lower had certain expenses not been reduced.

^d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

^e Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

*     Amount is less than $.005.

DWS Communications Fund -- Class C


Years Ended December 31,                  2005    2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $15.77  $13.10  $10.81  $17.96  $25.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)           (.14)^a (.17)^a (.06)^a (.12)^a (.25)
--------------------------------------------------------------------------------
   Net realized and unrealized gain       2.35    2.84    2.35   (7.03)  (7.48)
   (loss) on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations       2.21    2.67    2.29   (7.15)  (7.73)
--------------------------------------------------------------------------------
Redemption fees                            .00*     --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period          $17.98  $15.77  $13.10  $10.81  $17.96
--------------------------------------------------------------------------------
Total Return (%)^b,^c                    14.01   20.38   21.18  (39.81) (30.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      13      15      15      16      41
--------------------------------------------------------------------------------
Ratio of expenses before expense          2.33    2.44    2.24    2.52    2.14^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           2.18    2.29    2.09    2.37    1.99^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%) (.93)  (1.30)   (.62)   (.95)   (.97)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 21      34      62      43     14^e
--------------------------------------------------------------------------------

a     Based on average shares outstanding during the period.

b     Total return does not reflect the effect of any sales charges.

c     Total Return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

e Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

*     Amount is less than $.005.

DWS RREEF Real Estate Securities Fund -- Class A


Years Ended December 31,                  2005     2004   2003    2002^a    2002^b
---------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------
Net asset value, beginning of period    $20.40   $17.09 $12.97  $12.98    $13.34
---------------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^c          .42      .48    .51     .08       .04
---------------------------------------------------------------------------------------
   Net realized and unrealized gain       1.96     4.79   4.37     .06      (.25)
   (loss) on investment transactions
---------------------------------------------------------------------------------------
   Total from investment operations       2.38     5.27   4.88     .14      (.21)
---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                  (.65)    (.58)  (.55)   (.09)     (.15)
---------------------------------------------------------------------------------------
   Net realized gain on investment       (1.30)   (1.38)  (.15)   (.04)       --
   transactions
---------------------------------------------------------------------------------------
   Tax return of capital                    --       --   (.06)   (.02)       --
---------------------------------------------------------------------------------------
   Total distributions                   (1.95)   (1.96)  (.76)   (.15)     (.15)
---------------------------------------------------------------------------------------
Redemption fee                             .00***    --     --      --        --
---------------------------------------------------------------------------------------
Net asset value, end of period          $20.83   $20.40 $17.09  $12.97    $12.98
---------------------------------------------------------------------------------------
Total Return (%)^d                       11.89    31.57  38.51    1.11^e** (1.55)^e**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     723      814    481     210       200
---------------------------------------------------------------------------------------
Ratio of expenses before expense           .80      .82    .88    1.26*     2.20*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of expenses after expense            .80      .82    .88    1.25*     1.25*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of net investment income            2.05     2.60   3.39     .60^f**  1.27*
(loss) (%)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 66^g     79     25      36*       44
---------------------------------------------------------------------------------------

^a    For the one-month period ended December 31, 2002.

^b    For the period from September 3, 2002 (commencement of operations of Class
      A shares) to November 30, 2002.

^c    Based on average shares outstanding during the period.

^d    Total return does not reflect the effect of any sales charges.

^e    Total return would have been lower had certain expenses not been reduced.

^f For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

^g Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

                                       33

DWS RREEF Real Estate Securities Fund -- Class B


Years Ended December 31,                  2005     2004   2003    2002^a    2002^b
---------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------
Net asset value, beginning of period    $20.40   $17.08  $12.99 $12.98    $13.34
---------------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^c          .23      .30     .36    .07       .01
---------------------------------------------------------------------------------------
   Net realized and unrealized gain       1.96     4.80    4.38    .07      (.24)
   (loss) on investment transactions
---------------------------------------------------------------------------------------
   Total from investment operations       2.19     5.10    4.74    .14      (.23)
---------------------------------------------------------------------------------------
Less distributions from:                  (.46)    (.40)   (.44)  (.07)     (.13)
   Net investment income
---------------------------------------------------------------------------------------
   Net realized gain on investment       (1.30)   (1.38)   (.15)  (.04)       --
   transactions
---------------------------------------------------------------------------------------
   Tax return of capital                    --       --    (.06)  (.02)       --
---------------------------------------------------------------------------------------
   Total distributions                   (1.76)   (1.78)   (.65)  (.13)     (.13)
---------------------------------------------------------------------------------------
Redemption fees                            .00***    --      --     --        --
---------------------------------------------------------------------------------------
Net asset value, end of period          $20.83   $20.40  $17.08 $12.99    $12.98
---------------------------------------------------------------------------------------
Total Return (%)^d                       10.84    30.24  37.36    1.06^e** (1.74)^e**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      29       32      22      7         7
---------------------------------------------------------------------------------------
Ratio of expenses before expense          1.72     1.79    1.85   2.28*     2.69*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of expenses after expense           1.72     1.79    1.85   2.00*     2.00*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)     1.13     1.63    2.42    .54^f**   .52*
(%)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 66^g     79      25     36*       44
---------------------------------------------------------------------------------------

^a    For the one-month period ended December 31, 2002.

^b    For the period from September 3, 2002 (commencement of operations of Class
      B shares) to November 30, 2002.

^c    Based on average shares outstanding during the period.

^d    Total return does not reflect the effect of any sales charges.

^e    Total return would have been lower had certain expenses not been reduced.

^f For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

^g Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***  Amount is less than $.005.

                                       34


DWS RREEF Real Estate Securities Fund -- Class C


Years Ended December 31,                  2005     2004    2003    2002^a    2002^b
---------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------
Net asset value, beginning of period    $20.44   $17.12  $12.99  $12.98    $13.34
---------------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^c          .26      .32     .37     .07       .01
---------------------------------------------------------------------------------------
   Net realized and unrealized gain       1.96     4.80    4.41     .07      (.24)
   (loss) on investment transactions
---------------------------------------------------------------------------------------
   Total from investment operations       2.22     5.12    4.78     .14      (.23)
---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                  (.48)    (.42)   (.44)   (.07)     (.13)
---------------------------------------------------------------------------------------
   Net realized gain on investment       (1.30)   (1.38)   (.15)   (.04)       --
   transactions
---------------------------------------------------------------------------------------
   Tax return of capital                    --       --    (.06)   (.02)       --
---------------------------------------------------------------------------------------
   Total distributions                   (1.78)   (1.80)   (.65)   (.13)     (.13)
---------------------------------------------------------------------------------------
Redemption fees                            .00***    --      --      --        --
---------------------------------------------------------------------------------------
Net asset value, end of period          $20.88   $20.44  $17.12  $12.99    $12.98
---------------------------------------------------------------------------------------
Total Return (%)^d                       11.00    30.35   37.59    1.06^e** (1.74)^e**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      93       81      34       1         1
---------------------------------------------------------------------------------------
Ratio of expenses before expense          1.61     1.68    1.75    2.28*     2.84*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of expenses after expense           1.61     1.68    1.75    2.00*     2.00*
reductions (%)
---------------------------------------------------------------------------------------
Ratio of net investment income            1.24     1.74    2.52     .54^f**   .52*
(loss) (%)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 66^g     79      25      36*       44
---------------------------------------------------------------------------------------

^a    For the one-month period ended December 31, 2002.

^b    For the period from September 3, 2002 (commencement of operations of Class
      C shares) to November 30, 2002.

^c    Based on average shares outstanding during the period.

^d    Total return does not reflect the effect of any sales charges.

^e    Total return would have been lower had certain expenses not been reduced.

^f For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

^g Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***  Amount is less than $.005.

                                       35


DWS RREEF Real Estate Securities Fund -- Class R

Years Ended December 31,                                 2005     2004   2003^a
---------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------
Net asset value, beginning of period                   $20.39   $17.09 $16.06
---------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                         .35      .38    .03
---------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment 1.96     4.81   1.30
   transactions
---------------------------------------------------------------------------------
   Total from investment operations                      2.31     5.19   1.33
---------------------------------------------------------------------------------
Less distributions from:                                 (.57)    (.51)  (.09)
   Net investment income
---------------------------------------------------------------------------------
   Net realized gain on investment transactions         (1.30)   (1.38)  (.15)
---------------------------------------------------------------------------------
   Tax return of capital                                   --       --   (.06)
---------------------------------------------------------------------------------
   Total distributions                                  (1.87)   (1.89)  (.30)
---------------------------------------------------------------------------------
Redemption fees                                           .00***    --     --
---------------------------------------------------------------------------------
Net asset value, end of period                         $20.83   $20.39 $17.09
---------------------------------------------------------------------------------
Total Return (%)                                        11.51    31.01   8.34**
---------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      9        2      1
---------------------------------------------------------------------------------
Ratio of expenses (%)                                    1.16     1.33   1.25*
---------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                1.69     2.09    .21^c**
---------------------------------------------------------------------------------
Portfolio turnover rate (%)                                66^d     79     25
---------------------------------------------------------------------------------

^a For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

^b    Based on average shares outstanding during the period.

^c For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

^d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

How to Invest in the Funds


The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


This prospectus offers three share classes for DWS Communications Fund and four share classes for DWS RREEF Real Estate Securities Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares in separate prospectuses. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A


o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee, as applicable
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  up to 0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than for Class B, but your
o Deferred sales charge of 1.00%,           shares never convert to Class A, so
  charged when you sell shares you          annual expenses remain higher
  bought within the last year

o 0.75% annual distribution fee and up
  to 0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class R

o No charges when you buy or sell shares  o Class R is only available to participants in certain retirement
o 0.25% annual distribution fee and up      plans
  to 0.25% annual shareholder servicing
  fee
--------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

Class A shares


Class A shares of DWS RREEF Real Estate Securities Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class A shares of DWS Communications Fund also have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because these fees are continuous in nature, they may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have a sales charge that varies with the amount you invest:

-------------------------------------------------------------------
                        Sales charge as      Sales charge as a %
                        a % of offering         of your net
Your investment           price(1),(2)          investment(2)
-------------------------------------------------------------------
Up to $50,000               5.75%                  6.10%
-------------------------------------------------------------------
$50,000-$99,999              4.50                   4.71
-------------------------------------------------------------------
$100,000-$249,999            3.50                   3.63
-------------------------------------------------------------------
$250,000-$499,999            2.60                   2.67
-------------------------------------------------------------------
$500,000-$999,999            2.00                   2.04
-------------------------------------------------------------------

$1 million or more   See page 41
-------------------------------------------------------------------


(1)  The offering price includes the sales charge.


(2) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentage noted above.


You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit the "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services


o exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

o  a current or former director or trustee of the Deutsche or DWS mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares of DWS RREEF Real Estate Securities Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class B shares of DWS Communications Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares of DWS Communications Fund also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later     None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Class C shares


With Class C shares, you pay no up-front sales charges. Class C shares of DWS RREEF Real Estate Securities Fund have a 12b-1 Plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of DWS Communications Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of DWS Communications Fund also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class R shares


Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, they may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

o  All section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares


Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic             Investment Plan
Investment Plan
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "DWS
                                            Scudder" and a DWS Scudder
o Send it to us at the appropriate          investment slip to us at the
  address, along with an investment check   appropriate address below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check.   a bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.dws-scudder.com and
                                            register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

How to Exchange or Sell Class A, B and C Shares


Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 57
existing accounts
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail or express mail
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
                                            (minimum $50)
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.dws-scudder.com and log in    o Go to www.dws-scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions


--------------------------------------------------------------------------------

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial representatives or any other bank, dealer or other financial institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor or retirement plan sponsor for more information.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by the funds.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and DWS RREEF Real Estate Securities Fund's Class R shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent the funds invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations," these risks may be more pronounced. Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o each fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the funds calculate share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in a fund.

Each fund's policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days (30 days for DWS Communications Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'. Subject to approval by a fund's investment advisor or a fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund's policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds' investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds' investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you generally don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission


o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------    = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days (30 days for DWS Communications
Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we use market quotations to value a fund's equity securities and information provided by an independent pricing agent (which may be, or may be based upon, market quotations) to value their debt securities. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with an Automatic Investment Plan established with $50 or, more per month, investors with $100,000 or more in DWS fund shares or, in any case, where a fall in share price created the low balance)


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a dividend or distribution for a given period.


The funds have regular schedules for paying out any earnings to shareholders:


DWS Communications Fund intends to pay distributions of substantially all of its income annually.

DWS RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income monthly.


Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, each fund may distribute at other times as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, income distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for lower tax rates to apply.

Dividends received by DWS RREEF Real Estate Securities Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Because the REITs invested in by DWS RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds' Statement of Additional Information.

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To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAIs and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder                  SEC                  Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.   DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808       Washington, D.C.     222 South Riverside Plaza
www.dws-scudder.com          20549-2001           Chicago, IL 60606-5808
(800) 621-1048               www.sec.gov          (800) 621-1148
                             (202) 551-5850



SEC File Numbers:

DWS Communications Fund            811-03883

DWS RREEF Real Estate Securities
Fund                               811-09589



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                   MAY 1, 2006



                                   PROSPECTUS

                                ----------------

                               INSTITUTIONAL CLASS


--------------------------------------------------------------------------------



                             DWS Communications Fund
           (formerly Scudder Flag Investors Communications Fund, Inc.)

                      DWS RREEF Real Estate Securities Fund
              (formerly Scudder RREEF Real Estate Securities Fund)





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents

--------------------------------------------------------------------------------

     How the Funds Work                        How to Invest in the Funds

       4  DWS Communications Fund               32   Buying and Selling
                                                    Institutional Class Shares
      13  DWS RREEF Real Estate
          Securities Fund                       36  Policies You Should Know
                                                    About
      20  Other Policies and Secondary
          Risks                                 48  Understanding Distributions
                                                    and Taxes
      22  Who Manages and Oversees
          the Funds

      29  Financial Highlights

How the Funds Work


On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                           Institutional Class

                                         ticker symbol     FLICX
                                           fund number     532


DWS Communications Fund
(formerly Scudder Flag Investors Communications Fund, Inc.)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks to maximize total return.


Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.


The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the fund, the portfolio managers emphasize investments in companies offering products and services that support both traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer outsourced communications billing and teleservices products or network computing technology that supports basic Internet functionality, such as Web site operations for electronic commerce and other Internet-based applications. The managers believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, they believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return, although there can be no guarantee that this result will be achieved.

The fund may also invest in convertible securities and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Investment process

The managers follow an investment philosophy referred to as "flexible value." They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research and valuation flexibility, without rigid constraints.


The managers believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the portfolio managers tend to focus on individual companies.


Factors they assess may include:

o  management team

o  market position

o  business strategy

o  catalysts for change

o  attractive valuation

o  attention to shareholder interests

The managers concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The portfolio managers retain investment positions for as long as, in their view, the business fundamentals remain favorable and the valuations do not become excessive. The managers will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, stocks of companies in the communications field. When the prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the managers overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Concentration Risk. The fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


Foreign Investment Risk. Foreign investments involve certain special risks, including:


o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Communications Fund



Annual Total Returns (%) as of 12/31 each year -- Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999       45.89
2000      -34.37
2001      -29.39
2002      -39.17
2003       23.39
2004       21.60

2005       15.24



2006 Total Return as of March 31: 5.90%


For the periods included in the bar chart:


Best Quarter: 27.32%, Q4 1999        Worst Quarter: -29.81%, Q2 2002

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                                                        Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                       15.24         -5.78          1.20
--------------------------------------------------------------------------------
  Return after Taxes on Distributions       15.24         -5.78          0.46
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        9.86         -4.82**        1.08**
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (Reflects no deductions for            4.91          0.54          3.36
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

*    Inception June 4, 1998. Index returns begin May 31, 1998.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than 30 days              2.00%
(as % of redemption proceeds)(1)
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.90%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------

Other Expenses(2)                                                      0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.31
--------------------------------------------------------------------------------

(1) This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(2) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare this fund's Institutional Class shares expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class         $133           $415          $718          $1,579
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        ticker symbol     Institutional Class

                                          fund number     RRRRX
                                                          595




DWS RREEF Real Estate Securities Fund
(formerly Scudder RREEF Real Estate Securities Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund's investment objective is long-term capital appreciation and current income.

The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.


The managers look for real estate securities they believe will provide superior returns to the fund over the long term and they attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.


--------------------------------------------------------------------------------

OTHER INVESTMENTS. When the managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures which prohibits leverage of the fund's assets by investing in a derivative security. For example, the managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.

To find these issuers, the managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structures, financial structures and business strategies. The goal of this analysis is to determine which of the issuers the managers believe will be the most profitable to the fund over the long term. The managers also consider the effect of the real estate securities markets in general when making investment decisions. The managers do not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.


Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.


Based on their recent practices, the managers expect that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the managers choose to sell a security. The managers may choose to sell a security for a variety of reasons, but typically the managers will sell if they believe that one or more of the following is true:

o  a security is not fulfilling its investment purpose;

o  a security has reached its optimum valuation; or

o  a particular company or general economic conditions have changed

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Concentration Risk. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

o  declines in property values;

o increases in property taxes, operating expenses, interest rates or competition;

o  overbuilding;

o  zoning changes; and

o  losses from casualty or condemnation.


In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and another relevant index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Institutional Class shares is December 1, 1999. Performance figures are the historical performance of this share class (formerly, "RREEF Class A," renamed "Scudder RREEF Institutional Class" on September 3, 2002).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS RREEF Real Estate Securities Fund



Annual Total Returns (%) as of 12/31 each year -- Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000       29.23
2001       14.32
2002        7.77
2003       38.91
2004       31.88

2005       12.19


2006 Total Return as of March 31: 14.53%


For the periods included in the bar chart:


Best Quarter: 16.06%, Q4 2004             Worst Quarter: -7.89%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                                                        Since
                                         1 Year        5 Years        Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                     12.19          20.42         21.98
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      9.42          17.41         18.91
--------------------------------------------------------------------------------
  Return after Taxes on                    8.78          16.17         17.63
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        4.91           0.54         -0.18
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       12.13          18.69         20.33
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Total returns would have been lower if operating expenses hadn't been reduced.

* Inception December 1, 1999. Index returns begin November 30, 1999.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than 15 days               2.00%
(as % of redemption proceeds)(1)
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                          0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses(2)                                                       0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses(3)                                      0.67
--------------------------------------------------------------------------------

(1) This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(2) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(3) Until September 30, 2006, the Advisor has contractually agreed to maintain the expenses of Institutional Class shares at no more than 1.00% of average daily net assets.


Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class           $68           $213           $371          $830
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


Other policies


o Although major changes tend to be infrequent, the Board of DWS RREEF Real Estate Securities Fund could change that fund's investment goal without seeking shareholder approval. In addition, each fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities and, with respect to DWS Communications Fund, investment-grade income producing securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


A complete list of each fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

Who Manages and Oversees the Funds


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and Investment Company Capital Corp. ("ICCC") are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisors


DWS Communications Fund:

ICCC is the fund's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the DWS family of funds.


ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of the fund's subadvisor.

DWS RREEF Estate Securities Fund:

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.


Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. RREEF provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF.

The advisor for each fund receives a management fee from that fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------
DWS Communications Fund                                0.90%
----------------------------------------------------------------------
DWS RREEF Real Estate Securities Fund                  0.48%
----------------------------------------------------------------------


The subadvisor


DWS Communications Fund:

The subadvisor for the fund is Alex. Brown Investment Management, LLC ("ABIM"). ABIM's address is One South Street, Baltimore, Maryland 21202.

ABIM is a registered investment advisor with approximately $8.1 billion under management as of December 31, 2005. ABIM is a Maryland limited liability company owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc. (a company organized by three principals of ABIM); R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert.

ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates ABIM out of its advisory fee.

Each fund's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' or Directors', as applicable, renewal of the investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).


The portfolio managers

The following people handle the day-to-day management of each fund.


Each fund is managed by a team of investment professionals who each play an important role in the fund's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Each fund is managed by a team of investment professionals who collaborate to develop and implement the applicable fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the applicable fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

DWS Communications Fund

  Bruce E. Behrens                    Patrick J. O'Brien
  Vice President and Principal of     Vice President of ABIM and
  ABIM and Co-Manager of the fund.    Co-Manager of the fund.
   o Co-managed the fund since         o Co-managed the fund since
     inception.                          2002.
   o 38 years of investment            o 24 years of investment
     industry experience.                industry experience,
   o MBA, University of Michigan.        including portfolio manager
                                         and analyst with ABIM July
                                         2001-present, analyst with
                                         Delaware Management Co.,
                                         June 2000-July 2001 and
                                         portfolio manager with
                                         Prudential Insurance Co.
                                         February 1999-May 2000
                                       o MBA, Columbia University.

DWS RREEF Real Estate Securities Fund


John F. Robertson, CFA                    John W. Vojticek
Partner of RREEF and Co-Manager of the    Partner of RREEF and Co-Manager of
fund.                                     the fund.
 o Joined RREEF in 1997, Deutsche          o Joined RREEF, Deutsche Asset
   Asset Management, Inc. in 2002 and        Management, Inc. and the fund in
   the fund in 1999.                         September 2004.
 o Over 14 years of investment             o Prior to that, Principal at KG
   industry experience.                      Redding and Associates, March
 o Prior to that, Assistant Vice             2004- September 2004.
   President of Lincoln Investment         o Prior to that, Managing Director
   Management, responsible for REIT          of RREEF from 1996-March 2004,
   research.                                 Deutsche Asset Management, Inc.
 o BA from Wabash College;                   from 2002-March 2004 and
   MBA, Indiana University.                  the fund from 1999-March 2004.
                                           o Nine years of investment
Jerry W. Ehlinger, CFA                       industry experience.
Managing Director of RREEF and             o BS, University of Southern
Co-Manager of the fund.                      California.
 o Joined RREEF, Deutsche Asset
   Management, Inc. and the fund in       Asad Kazim
   2004.                                  Vice President of RREEF and
 o Prior to that, Senior Vice             Co-Manager of the fund.
   President at Heitman Real Estate        o Joined RREEF and Deutsche Asset
   Investment Management from                Management, Inc. in 2002 and the
   2000-2004.                                fund in 2005.
 o Prior to that, Senior Research          o Prior to that, Financial Analyst
   Associate at Morgan Stanley Asset         at Clarion CRA Securities from
   Management from 1996-2000.                2000-2002.
 o Over nine years of investment           o Over six years of investment
   industry experience.                      industry experience.
 o BA, University of Wisconsin -           o BS, The College of New Jersey.
   Whitewater; MS, University of
   Wisconsin - Madison.




Each fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the applicable fund, a description of their compensation structure, and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

      $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information for each fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover). The information for the periods ended on or before November 30, 2001 for DWS RREEF Real Estate Securities Fund has been audited by the fund's former independent registered public accounting firm.

DWS Communications Fund -- Institutional Class

Years Ended December 31,                  2005    2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $17.06  $14.03  $11.37  $18.69  $26.47
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)            .01^a  (.05)^a  .04^a   .00^a*   01
--------------------------------------------------------------------------------
   Net realized and unrealized gain       2.59    3.08    2.62   (7.32)  (7.79)
   (loss) on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations       2.60    3.03    2.66   (7.32)  (7.78)
--------------------------------------------------------------------------------
Redemption fees                            .00*     --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period          $19.66  $17.06  $14.03  $11.37  $18.69
--------------------------------------------------------------------------------
Total Return (%)^b                       15.24   21.60   23.39  (39.17) (29.39)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       2       2       2       2      12
--------------------------------------------------------------------------------
Ratio of expenses before expense          1.33    1.44    1.30    1.52    1.14^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           1.18    1.30    1.15    1.37     .99^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income             .07    (.31)     .32    .05     .05
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 21      34      62     43       14^d
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

^c The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.

^d Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

*     Amount is less than $.005.

DWS RREEF Real Estate Securities Fund -- Institutional Class^a


Years Ended December 31,           2005    2004   2003    2002^b  2002^c  2001^c
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.38  $17.08 $12.96 $12.98   $13.30  $11.95
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)      .48^d   .53^d  .55^d  .08^d    .45^d   .66
--------------------------------------------------------------------------------
   Net realized and unrealized      1.96    4.77   4.37    .06      .77    1.58
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment operations 2.44    5.30   4.92    .14     1.22    2.24
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.71)   (.62)  (.59)  (.10)    (.55)   (.46)
--------------------------------------------------------------------------------
   Net realized gain on investment (1.30)  (1.38)  (.15)  (.04)    (.99)   (.43)
   transactions
--------------------------------------------------------------------------------
   Tax return of capital              --      --   (.06)  (.02)      --       --
--------------------------------------------------------------------------------
   Total distributions             (2.01)  (2.00)  (.80)  (.16)   (1.54)   (.89)
--------------------------------------------------------------------------------
Redemption fees                      .00***   --     --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period    $20.81  $20.38 $17.08 $12.96   $12.98  $13.30
--------------------------------------------------------------------------------
Total Return (%)                   12.19   31.88  38.91   1.13^e** 9.58^e 19.32
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            464     353    166     24       22      16
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .53     .54    .63   1.06*    1.25    1.17
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .53     .54    .63   1.00*    1.14    1.17
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      2.32    2.88   3.64    .62^f** 3.44    4.97
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           66^g    79     25    .36*      44     114
--------------------------------------------------------------------------------

^a On September 3, 2002 the Fund's original share class, RREEF Class A shares, was redesignated as Institutional Class.

^b    For the one-month period ended December 31, 2002.

^c    For the years ended November 30.

^d    Based on average shares outstanding during the period.

^e    Total return would have been lower had certain expenses not been reduced.

^f For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

^g Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

How to Invest in the Funds


The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.


You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.


o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums
Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirements.


o Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.


o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of Deutsche Bank AG.


o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.


Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

----------------------------------------------------------------------
By Phone:             (800) 730-1313
----------------------------------------------------------------------

First Investments By  DWS Scudder Investments Service Company
Mail:                 P.O. Box 219356
                      Kansas City, MO 64121-9356
----------------------------------------------------------------------
Additional            DWS Scudder Investments Service Company
Investments By Mail:  P.O. Box 219154
                      Kansas City, MO 64121-9154
----------------------------------------------------------------------
By Overnight Mail:    DWS Scudder Investments Service Company
                      210 W. 10th Street
                      Kansas City, MO 64105-1614
----------------------------------------------------------------------

You can reach InvestorACCESS, the automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account


----------------------------------------------------------------------
MAIL:               Complete and sign the account application that
                    accompanies this prospectus. (You may obtain
                    additional applications by calling the transfer
                    agent.) Mail the completed application along
                    with a check payable to the fund you have
                    selected to the transfer agent. The addresses
                    are shown under "How to contact the transfer
                    agent." Be sure to include the fund number. (For
                    fund numbers, see below.)
----------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire account.
----------------------------------------------------------------------
FUND NAME AND FUND  DWS Communications Fund -- Institutional Class --
NUMBER:             532, DWS RREEF Real Estate Securities Fund --
                    Institutional Class -- 595.
----------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to the fund you have selected to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:


Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

----------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
----------------------------------------------------------------------
Routing No:         021001033
----------------------------------------------------------------------
Attn:               DWS Scudder
----------------------------------------------------------------------
DDA No:             00-226-296
----------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
----------------------------------------------------------------------
Credit              DWS Communications Fund -- Institutional Class --
                    532, DWS RREEF Real Estate Securities Fund --
                    Institutional Class -- 595.
----------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after a fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:


You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another DWS fund by calling Shareholder Services.


You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by the funds.


Keep in mind that the information in this prospectus applies only to each fund's Institutional Class. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent the funds invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations," these risks may be more pronounced. Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o each fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the funds calculate share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in a fund.

Each fund's policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days (30 days for DWS Communications Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'. Subject to approval by a fund's investment advisor or a fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund's policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds' investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds' investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Account Statements: Each fund or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the funds calculate share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days (30 days for DWS Communications
Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we use market quotations to value a fund's equity securities and information provided by an independent pricing agent (which may be, or may be based upon, market quotations) to value their debt securities. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or a market quotation are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time NAV is calculated.)


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)


o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a dividend or distribution for a given period.


The funds have regular schedules for paying out any earnings to shareholders:


DWS Communications Fund intends to pay distributions of substantially all of its income annually.

DWS RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income monthly.

Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, each fund may distribute at other times as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, income distributions by a fund to retirement plans that qualify for tax-exempt treatment under Federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment at NAV is the only option.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:


--------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
 --------------------------------------------------------------------


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for lower tax rates to apply.

Dividends received by DWS RREEF Real Estate Securities Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Because the REITs invested in by DWS RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.


If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.


Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
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
Notes
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



To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder                 SEC                   Distributor
-------------------------------------------------------------------------------
222 South Riverside Plaza   100 F Street, N.E.    DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808      Washington, D.C.      222 South Riverside Plaza
www.dws-scudder.com         20549-2001            Chicago, IL 60606-5808
(800) 730-1313              www.sec.gov           (800) 621-1148
                            (202) 551-5850



SEC File Numbers:

DWS Communications Fund            811-03883

DWS RREEF Real Estate
Securities Fund                    811-09589





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                       STATEMENT OF ADDITIONAL INFORMATION





                          DWS Communications Fund, Inc.
           (formerly Scudder Flag Investors Communications Fund, Inc.)





                             DWS Communications Fund
           (formerly Scudder Flag Investors Communications Fund, Inc.)
                Class A, Class B, Class C and Institutional Class



                                   May 1, 2006




               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1148


This Statement of Additional Information (the "SAI") is not a prospectus and should be read in conjunction with the prospectuses for DWS Communications Fund (the "Fund"), dated May 1, 2006, as amended from time to time (each a "Prospectus" and collectively the "Prospectuses"), copies of which may be obtained without charge by contacting DWS Scudder, 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or by calling 1-800-621-1148 or from the firm from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission's ("SEC") Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated December 31, 2005, accompanies this SAI. It is incorporated by reference and is hereby deemed to be part of this SAI.

This SAI is incorporated by reference into the Prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

GENERAL INFORMATION AND HISTORY................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................3
   Portfolio Holdings Information..............................................7
   Portfolio Transactions......................................................8


PURCHASE AND REDEMPTION OF SHARES.............................................10

TAXES.........................................................................25

NET ASSET VALUE...............................................................29

DIRECTORS AND OFFICERS........................................................39

INVESTMENT ADVISORY AND OTHER SERVICES........................................48

ADMINISTRATOR.................................................................51
   Custodian and Transfer Agent...............................................52
   Distributor................................................................53
   Counsel and Independent Registered Public Accounting Firm..................57

FINANCIAL STATEMENTS..........................................................57

PROXY VOTING GUIDELINES.......................................................58

ADDITIONAL INFORMATION........................................................59

APPENDIX A....................................................................61


                                       i
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                             INVESTMENT RESTRICTIONS


The investment program for the Fund is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions listed below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a "majority of outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:


1) Invest less than 65% of its total assets in the communications field, except as described in the Prospectuses, (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3) Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

4)       Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7)       Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement.

The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws);

3) Invest less than 80% of its assets in the communications field, except as described in the Prospectuses; and

4) Acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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                         GENERAL INFORMATION AND HISTORY


The Fund is an open-end, management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ("AT&T") after AT&T's divestiture and reorganization in January 1984. Prior to May 1, 1998, the Fund was known as the Flag Investors Telephone Income Fund, Inc. Effective May 7, 2001, Deutsche Asset Management changed the name of its "Flag Investors" family of mutual funds to "Deutsche Asset Management." This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund.


Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund.


On February 6, 2006, the names of "Scudder Flag Investors Communications Fund, Inc." and its series "Scudder Flag Investors Communications Fund, Inc." were changed to "DWS Communications Fund, Inc." (the "Corporation") and "DWS Communications Fund," respectively. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund.

The Fund currently offers four classes of shares: DWS Communications Fund Class A Shares ("Class A shares"), DWS Communications Fund Class B Shares ("Class B shares"), DWS Communications Fund Class C Shares ("Class C shares") and DWS Communications Fund Institutional Class Shares ("Institutional Class shares") (collectively, the "Shares"). As used herein, the "Fund" refers to DWS Communications Fund and specific references to any class of the Fund's shares will be made using the name of such class.

The Fund was organized as a Maryland corporation on October 18, 1983 and began operations on January 18, 1984. On May 20, 1985, the Fund reorganized as a
Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund began offering Class B shares on January 3, 1995, Institutional Class shares on June 4, 1998 and Class C shares on October 28, 1998.


On August 31, 2000, Shareholders of the Fund voted to approve converting the Fund to a master-feeder arrangement. On September 29, 2000, the Fund became a feeder of the Communications Portfolio of Flag Investors Portfolios Trust (now known as Deutsche Investors Portfolios Trust). On March 27, 2001, the Board of Directors of the Fund approved terminating the master-feeder arrangement and converting the Fund back to a stand-alone fund. On April 27, 2001, the Fund became a stand-alone fund.


Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from DWS Scudder, 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or by calling 1-800-621-1148, DWS Scudder Distributors, Inc., the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this SAI is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

Under a license agreement dated September 1, 2000, as amended May 1, 2001 between the Fund and Deutsche Banc Alex. Brown LLC (predecessor to Deutsche Bank Securities Inc. ("DBSI")), DBSI licenses the "Flag Investors" name and logo to the Fund, but retains the rights to the name and logo, including the right to permit other investment companies to use them.

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

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."




                       INVESTMENT POLICIES AND TECHNIQUES


The Fund's investment objective is to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field. For this purpose, companies would be considered to be in the "communications field" if they are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. Companies would be considered to be "engaged" in the research, development, manufacture or sale of communications services, technology, equipment or products if they derive at least 50% of their revenues from such activities. Although the Fund concentrates its investments among 30-50 telephone and telecommunications companies, the Fund's investment advisor and subadvisor follow over 200 potential investments in order to take advantage of the expanding, global nature of the communications field.

The Fund's investment advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor") and its subadvisor, Alex. Brown Investment Management ("ABIM" or the "Subadvisor," and, together with the Advisor, the "Advisors"), believe that investing in a portfolio of securities of companies in the communications field affords an attractive opportunity for achieving maximum total return. Effective communication through the transmission of voice, pictures and data is becoming increasingly important and the communications field now embraces a wide variety of products and services, such as local and long distance telephone service, wireless service (e.g., cellular telephone or paging services), video, telecommunications equipment, media, and information technology. Information technology combines data processing and telecommunications to support more efficient and economical business processes and consumer activities. The rapidly improving performance and declining cost of transmission have helped the global expansion of information technology. The Advisors believe that worldwide telecommunications market expansion will create opportunities for established and emerging providers of telecommunications products and services. Although new, high-growth technologies are being adopted at an increasing rate, commercial acceptance still lags the introduction of new products and services. The Advisors believe that traditional communications companies, such as telephone companies, are positioned to serve the existing and developing needs of their customer base with a combination of current and new offerings. Evolving user requirements have also led to the development of separate industry segments, outside the local telephone and long distance businesses, which enable non-traditional telecommunications providers a chance to benefit from the growing worldwide demand for voice, data and video services.


There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings fro investment purposes (measured at the time of investment), in securities of companies in the communications field. This policy may be changed by the Board of Directors, upon 60 days written notice to shareholders. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its assets in money market instruments and in other investment-grade income-producing securities.

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that the Advisors, in their discretion, might, but are not required to, use in managing the Fund's portfolio assets. The Advisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. It is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.


Investments in Investment-Grade Securities

In general, the Fund will invest in investment-grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Services ("S&P") or Baa or higher by Moody's Investors Service, Inc.
("Moody's"), or, if unrated, determined to be of comparable quality by the Advisors, under criteria approved by the Fund's Board of Directors. Investment-grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics.

Below Investment-Grade Securities


Up to 10% of the Fund's total assets (measured at the time of the investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities determined to be of comparable quality by the Advisors). Securities that were investment-grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not automatically be required to sell the security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in non-convertible securities that are below investment-grade. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's. The Fund may purchase debt obligations that carry ratings lower than those assigned to investment-grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting of both income and capital gains. Appendix A to this SAI sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal.


Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but also by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment-grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable objective data available.

Investment of Uninvested Cash Balances


The Fund may have  cash  balances  that  have  not been  invested  in  portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.


Investment in Securities of Foreign Issuers

From time to time, the Fund may invest in American Depositary Receipts ("ADRs"), which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

Initial Public Offerings (IPOs)

The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions.

Restricted Securities

The Fund may invest in securities eligible for resale pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act") that have been determined to be liquid by the Advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements


The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the collateral will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible lower levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.


Lending of Portfolio Securities

The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Covered Call Options

In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of eliminating outstanding contracts.

When the Fund writes a call option on securities that it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation ("OCC"), which also serves as the clearinghouse for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by the OCC or the exchanges. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

The Fund may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the existing call option. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Board of Directors believes that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the securities sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Portfolio Turnover


The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund's portfolio turnover rate was 21% and 34%, respectively.


Portfolio Holdings Information


In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.





The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively, "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and not to trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.


Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the subadvisor.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, the Fund paid an aggregate amount of commissions equal to $229,597, $738,216 and $1,669,000, respectively, to broker dealers. A contributing factor to the decrease in the aggregate amount of brokerage commissions paid from 2003 to 2005 is a corresponding decrease in portfolio turnover during the same period. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of December 31, 2005, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker                       Value of Securities Owned as
of December 31, 2005                    or Dealer or Parent (Issuer) (in 000's)
--------------------                    ---------------------------------------

Capital One Financial Corp.                             $11,232




                        PURCHASE AND REDEMPTION OF SHARES

General Information


Shares of the Fund are distributed by DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"). The Fund offers four classes of shares, Classes A, B, C and Institutional shares. General information on how to buy shares of each Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.


Investors may invest in Institutional Class shares by establishing a shareholder account with the Fund or through an authorized shareholder servicing agent. Investors may invest in Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C Shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution by the Fund will be reinvested in shares of the same class of the Fund if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of the Fund (including applicable sales charges) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, DWS Scudder Investments Service Company, the Fund's transfer agent ("DWS-SISC" or the "transfer agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the shareholder service agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the transfer agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their brokers, service organization or designated intermediary. The broker or intermediary may charge an investor a transaction fee.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or the Direct Deposit Purchase Plan ("Direct Deposit") may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.




To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectuses.

The Fund may waive any minimum for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules as follows:

                                                                                           Compensation Schedule #3:
            Compensation Schedule #1:                  Compensation Schedule #2:               DWS Scudder Mid-
    Retail Sales and DWS Scudder Flex Plan(1)         DWS Scudder Premium Plan(2)                 Market Plan
    --------------------------------------            ------------------------                    -----------
                                                                       As a
                                  As a                            Percentage of                           As a
Amount of                     Percentage of    Amount of Shares     Net Asset        Amount of       Percentage of
Shares Sold                  Net Asset Value         Sold             Value         Shares Sold     Net Asset Value
-----------                  ---------------         ----             -----         -----------     ---------------
$1 million to $3 million         1.00%             Under $15 million   0.50%          Over $15 million   0.00% - 0.50%

Over $3 million to $50 million   0.50%             --                   --              --                  --

Over $50 million                 0.25%             --                   --              --                  --

                    Compensation Schedule #4:
                   DWS Scudder Choice Plan(3)
                   --------------------------
Amount of                         As a Percentage of Net
Shares Sold                       Asset Value
-----------                       -----------

All amounts                       1.00%

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) DWS-SDI compensates UBS Financial in accordance with DWS Scudder Premium Plan Compensation Schedule #2.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.





Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                           Sales Charge
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------
Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00***               ****

* The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


****     Commission is payable by DWS-SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l) in connection with a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through

ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and
(c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Purchase of Class B Shares. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Purchase of Class C Shares. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase and Rule 12b-1 fees, as described in the Fund's Prospectuses and this SAI.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.





To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With Direct Deposit, investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Fund. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions


Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


The Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) the Fund is prevented from disposing of its investments, or (ii) the Fund is prevented from pricing its shares, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI; firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to a CDSC, may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.



The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.


The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;


(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and


(f) redemptions of shares by shareholders whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "rollover" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) above for Class A shares and for the circumstances set forth in items (g) and (h) above for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and


(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax-Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund - Class Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends


The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain net income and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income annually. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.


Distributions will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.




If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income:


(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.


Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008. A portion of the proceeds from the disposition of certain real property assets held for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by the Fund will be taxable to shareholders at a 25% rate.


In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities.


In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. If the aggregate dividends received by the Fund during any taxable year are less than 95% of the Fund's dividends (excluding net long-term capital gain over net short-term capital loss), that portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividends from domestic corporations are not expected to comprise a substantial part of the Fund's gross income. However, if any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.


Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the value of the Fund's total assets consist of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income, and may be entitled to take the credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "US real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established US securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of distribution. In such event, the gains are treated as dividends paid to a non-US shareholder.


                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and the asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS

The overall business and affairs of the Corporation and the Fund is managed by the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Director and Officer of the Corporation and the Fund's Board as of May 1, 2006. The first section of the table lists information for each Director who is not an "interested person" of the Corporation and Fund. Information for the Non-Independent Director ("Interested Director") follows. The Interested Director is considered to be an interested person as defined by the 1940 Act because of his employment with either the Fund's advisor and/or underwriter. The mailing address for the Directors and Officers with respect to the Corporation's operations is One South Street, Baltimore, Maryland 21202.

The following individuals hold the same position with the Fund and the Corporation.

Independent Directors

Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and                                                in DWS Fund
Served(1)                  During the Past 5 Years Directorships                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         51
7/15/37                    York University (since September 1965); Director, Japan Equity Fund,
Director, 2002-present     Inc. (since January 1992), Thai Capital Fund, Inc. (since January
                           2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since
                           October 2005), DWS Global Commodities Stock Fund, Inc. (since October
                           2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January
                           2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005);
                           Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and
                           Director, S.G. Cowen Mutual Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         51
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Director, 1998-present     July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000); Director, DWS Global High
                           Income Fund, Inc. (since October 2005), DWS Global Commodities Stock
                           Fund, Inc. (since October 2005). Formerly, Vice Dean and Director,
                           Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              51
1/31/33                    (since 1995); Director, DWS Global High Income Fund, Inc. (since
Director, 2002-present     October 2005), DWS Global Commodities Stock Fund, Inc. (since October
                           2005). Formerly, Trustee of various investment companies managed by
                           Sun Capital Advisers, Inc. (1998-2005); Trustee, Morgan Stanley Asset
                           Management, various funds (1985-2001); Trustee, Weiss, Peck and
                           Greer, various funds (1985-2005)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              51
4/10/51                    (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Director, 1996-present     Foundation (charitable organization) (1994-present); Trustee,
                           Executive Committee, Philadelphia Chamber of Commerce (2001-present);
                           Director, DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005). Formerly,
                           Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 -2004); Board Member, Investor
                           Education (charitable organization) (2004-2005)
--------------------------------------------------------------------------------------------------------------------



                                       40

Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and                                                in DWS Fund
Served(1)                  During the Past 5 Years Directorships                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 51
10/11/35                   consulting) (since November 1988); Director, DWS Global High Income
Director, 2002-present     Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005). Formerly, Director, Financial Industry
                           Consulting, Wolf & Company (consulting) (1987-1988); President, John
                           Hancock Home Mortgage Corporation (1984-1986); Senior Vice President
                           of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 7 open-end mutual             51
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998);
Lead Director,             Director, DWS Global High Income Fund, Inc. (since October 2005), DWS
2002-present               Global Commodities Stock Fund, Inc. (since October 2005). Formerly,
                           Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (November 1989-September 2003)
--------------------------------------------------------------------------------------------------------------------

Interested Director

--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(2)     Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the         51
2/06/42                    DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Director, 2004-present     Investments, Inc. (1999); Director and Senior Managing Director of
                           Putnam Investments, Inc. and President, Chief Executive Officer, and
                           Director of Putnam Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and
Served(1)                  During the Past 5 Years Directorships
--------------------------------------------------------------------------------------------------------------------
Michael Colon(4)           Managing Director(3) and Chief Operating Officer, Deutsche Asset Management (since
12/9/69                    1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global
President, 2006-present    Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April
                           2006), The Korea Fund, Inc. (since April 2006)
--------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4)        Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
1/11/63                    Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
since 2004                 Management (1994-1998)
Treasurer, 2005-present
--------------------------------------------------------------------------------------------------------------------
John Millette(5)           Director(3), Deutsche Asset Management
8/23/62
Secretary, 2003-present
--------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
6/21/63                    Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
Assistant Secretary,       (1998-2003)
2005-present
--------------------------------------------------------------------------------------------------------------------



                                       41

Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and
Served(1)                  During the Past 5 Years Directorships
--------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4)        Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and
9/15/62                    Foerster LLP (1999-2005)
Assistant Secretary,
2005-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5)        Managing Director(3), Deutsche Asset Management
4/01/62
Assistant Secretary,
2002-present
--------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5)         Director(3), Deutsche Asset Management
9/13/71
Assistant Treasurer,
2005-present
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director(3), Deutsche Asset Management
D'Eramo(5)
1/25/57
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------------------------
John Robbins(4)            Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief
4/8/66                     Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset
Anti-Money Laundering      Management (1999-2005)
Compliance Officer,
2005-present
--------------------------------------------------------------------------------------------------------------------
Philip Gallo(4)            Managing Director(3), Deutsche Asset Management (2003-present).  Formerly, Co-Head
8/02/62                    of Goldman Sachs Asset Management Legal (1994-2003)
Chief Compliance
Officer, 2004-present
--------------------------------------------------------------------------------------------------------------------
A. Thomas Smith(4)          Managing Director(3), Deutsche Asset Management (2004-present); formerly, General
12/14/56                    Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and
Chief Legal Officer,        Associate General Counsel, New York Life Insurance Company (1994-1999); senior
2005-present                attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr &
                            Gallagher  (1989-1991); staff attorney, US Securities & Exchange Commission and the
                            Illinois Securities Department (1986-1989)
--------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Director or officer first began serving in that position with DWS Communications Fund, Inc. of which this Fund is a series.

(2) Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

(3)      Executive title, not a board directorship.

(4)      Address: 345 Park Avenue, New York, New York 10154.

(5))     Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Michael Colon:                           Director and Chief Operating Officer
 Paul H. Schubert:                        Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Corporation met 10 times during the calendar year ended December 31, 2005, and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

Board Committees. The Board of Directors oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Saunders (Chair), Jones, Herring and Searcy. The Audit Committee met seven times during the calendar year ended December 31, 2005.

Nominating/Corporate Governance Committee. The primary responsibilities of the Nominating/Corporate Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating/Corporate Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The members of the Nominating/Corporate Governance
Committee are Mr. Jones and Ms. Rimel. The Nominating/Corporate Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

Valuation Committee. The Valuation Committee oversees the valuation of the Fund's securities and other assets in accordance with the Fund's Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee. All other Directors serve as alternates (Independent and Interested). Two Valuation Committee members or alternate members, 50% or more which are Independent Directors, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2005.

Additional Committees. The Board of Directors has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Gruber (Chair), Herring, Saunders and Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met six times and the Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Gruber, Herring (Chair), Shiebler and Ms. Rimel. The
Marketing/Shareholder Service Committee met six times during the calendar year ended December 31, 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Mr. Searcy and Ms. Rimel. The Legal/Regulatory/Compliance Committee met six times during the calendar year ended December 31, 2005.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Jones (Chair), Saunders and Searcy. The Expense/Operations Committee met six times during the calendar year ended December 31, 2005.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Corporation and the Fund and aggregate compensation from the Fund Complex during the calendar year 2005.

                                                              Total Compensation Paid to
                                  Compensation from DWS         Director from the Fund
Name of Director                    Communications Fund      and the Fund Complex(1),(3)
----------------                    -------------------      ---------------------------
Martin J. Gruber                          $1,696                       $135,000
Richard J. Herring(2)                     $1,707                       $136,000
Graham E. Jones                           $1,791                       $144,000
Rebecca W. Rimel(2)                       $1,818                       $146,280
Philip Saunders, Jr.                      $1,814                       $145,000
William N. Searcy, Jr.                    $1,862                       $150,500

(1) During calendar year 2005, the total number of funds overseen by each Director was 55 funds.

(2) Of the amounts payable to Ms. Rimel and Mr. Herring $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(3) Aggregate compensation reflects amounts paid to the Directors for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Gruber, $3,000 for Mr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Mr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the funds.

Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Director Ownership in the Fund(1)

                                                                              Aggregate Dollar Range of
                                               Dollar Range of                 Ownership as of 12/31/05
                                           Beneficial Ownership in             in all Funds Overseen by
                Director                   DWS Communications Fund         Director in the Fund Complex(2)
                --------                   -----------------------         -------------------------------

Independent Directors:
Martin J. Gruber                                None                            Over $100,000
Richard J. Herring                              None                            Over $100,000
Graham E. Jones                                 None                            Over $100,000
Rebecca W. Rimel                                None                            Over $100,000
Philip Saunders, Jr.                            None                            Over $100,000
William N. Searcy, Jr.                          None                            Over $100,000
William N. Shiebler                             None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Director's economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                  Value of        Percent of
                                  Owner and                                    Securities on     Class on an
Independent                    Relationship to                    Title of      an Aggregate      Aggregate
Director                           Director          Company        Class          Basis            Basis
--------                           --------          -------        -----          -----            -----
Martin J. Gruber                                       None
Richard Herring                                        None
Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None



                                       45

                                                                                  Value of        Percent of
                                  Owner and                                    Securities on     Class on an
Independent                    Relationship to                    Title of      an Aggregate      Aggregate
Director                           Director          Company        Class          Basis            Basis
--------                           --------          -------        -----          -----            -----

William N. Searcy, Jr.                                 None

Securities Beneficially Owned

As of April 10, 2006, the Directors and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of April 10, 2006, 1,096,492.933 shares in the aggregate, or 7.21% of the outstanding shares of DWS Communications Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 166,459.707 shares in the aggregate, or 16.27% of the outstanding shares of DWS Communications Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 92,570.695 shares in the aggregate, or 12.83% of the outstanding shares of DWS Communications Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 42,814.400 shares in the aggregate, or 5.94% of the outstanding shares of DWS Communications Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HBO),
Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 13,831.259 shares in the aggregate, or 7.06% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of Lee S. Owen, Gibson Island, MD 21056-0191, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,597.303 shares in the aggregate, or 5.41% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. FBO Scudder Pathway Series, Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 46,965.318 shares in the aggregate, or 23.98% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. FBO Scudder Pathway Series, Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 43,834.297 shares in the aggregate, or 22.38% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 19,212.399 shares in the aggregate, or 9.81% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 21,741.779 shares in the aggregate, or 11.10% of the outstanding shares of DWS Communications Fund, Institutional Class were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.


Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Funds' investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Director or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Code of Ethics


The Fund, the Advisor, the Subadvisor and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor/Subadvisor and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's/Subadvisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's/Subadvisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's/Subadvisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor


ICCC, the Fund's investment advisor, is an indirect subsidiary of Deutsche Bank AG. ABIM, the Fund's subadvisor, a registered investment advisor, is a Maryland limited liability company owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc. (a company organized by three principals of ABIM); R. Hutchings Vernon;
Richard W. Palmer; and Joseph J. Quingert. ICCC also serves as investment advisor and ABIM serves as subadvisor to other funds in the Deutsche Asset Management family of funds.


Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM provided that ICCC continues to supervise the activities of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

As compensation for its services, ICCC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion.

As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $500 million, 0.42% of the next $500 million, 0.40% of that portion in excess of $1.5 billion and 0.30% of the aggregate net assets of the Fund, DWS Equity Partners Fund and DWS Value Builder Fund that exceed $3.75 billion. The Advisor and Subadvisor may waive its fees from time to time.




Compensation of Portfolio Managers


All Portfolio managers at ABIM are paid a fixed salary and bonuses, which are paid out of a bonus pool that is calculated as a percentage of ABIM's operating income. Portfolio managers that have an ownership interest in ABIM are paid bonuses which are a fixed percentage of the bonus pool. Non-ownership portfolio managers are compensated according to management's judgment of their contributions to the firm versus a set of goals that are established each year. These goals are not firm-wide and vary according to the portfolio manager.


There is no difference in compensation, or in the method used to determine compensation, for the management of the fund versus the management of other accounts.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

Name of                                                Dollar Range of
Portfolio Manager                                     Fund Shares Owned
-----------------                                     -----------------


Bruce E. Behrens                                       Over $1,000,000
Patrick J. O'Brien                                     $50,001-$100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of ABIM or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                           Number of
                          Registered           Total Assets of         Number of Investment    Total Assets of
Name of Portfolio         Investment        Registered Investment     Company Accounts with   Performance-Based
Manager                    Companies              Companies           Performance-Based Fee      Fee Accounts
-------                    ---------              ---------           ---------------------      ------------

Bruce E. Behrens               1                 $337,582,514                   0                     $0
Patrick J. O'Brien             1                 $337,582,514                   0                     $0


Other Pooled Investment Vehicles Managed:

                               Number of
                                Pooled         Total Assets of    Number of Pooled Investment    Total Assets of
                              Investment      Pooled Investment      Vehicle Accounts with      Performance-Based
Name of Portfolio Manager      Vehicles           Vehicles           Performance-Based Fee         Fee Accounts
-------------------------      --------           --------           ---------------------         ------------

Bruce E. Behrens                   0                 $0                        0                        $0
Patrick J. O'Brien                 0                 $0                        0                        $0

Other Accounts Managed:


                                                                          Number of Other        Total Assets of
Name of Portfolio          Number of       Total Assets of Other           Accounts with        Performance-Based
Manager                  Other Accounts           Accounts             Performance-Based Fee       Fee Accounts
-------                  --------------           --------             ---------------------           --------

Bruce E. Behrens               45               $951,502,273                     0                      $0
Patrick J. O'Brien             4                 $27,031,999                     0                      $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. ABIM has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

ABIM manages other investment accounts including a pooled private equity fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase, or sell.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board. ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian (See the section entitled "Custodian and Transfer Agent.")

                                  ADMINISTRATOR

ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.


Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. ICCC, acting as the Fund's Administrator and Advisor, has contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets until May 31, 2006.


The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.


The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.


Advisory and Administrative fees paid by the Fund to ICCC and subadvisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:


                                       Year Ended December 31,
                                       -----------------------
                           2005                 2004                2003
                           ----                 ----                ----

Advisory Fees            $3,064,191           $3,285,552          $3,436,149
Subadvisory Fees*        $1,995,720           $2,150,032          $2,228,353
Administrator Fees         $508,911             $551,474            $578,661
Fee Waiver                ($516,852)(1)        ($556,063)(1)       ($578,758)
Net Fees                 $3,056,250           $3,280,963          $3,436,052


*        Paid out of the fees paid to the Investment Advisor.


(1) The Fund's Advisor and Administrator contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. This waiver will continue until May 31, 2006.


Custodian and Transfer Agent


The Fund employs State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. Prior to July 21, 2003, Deutsche Bank Trust Company Americas (formerly, Bankers Trust ("DBTC")) 100 Plaza One, Jersey City, New Jersey, 07311, served as custodian for the Fund pursuant to a custodian agreement. For the period January 1, 2003 to July 20, 2003, the amount charged to the Fund by DBTC aggregated $16,943.

ICCC provides certain accounting services to the Fund under a Master Services Agreement between the Fund and the Advisor. Prior to December 16, 2002, ICCC also served as the Fund's transfer and dividend disbursing agent. For the fiscal year ended December 31, 2005, the amount charged to the Fund by ICCC for accounting services aggregated $90,008, of which $7,705 was unpaid at December 31, 2005. For the fiscal year ended December 31, 2004, the amount charged to the Fund by ICCC for accounting services aggregated $103,430. For the fiscal year ended December 31, 2003, the amount charged to the Fund by ICCC for accounting
services   aggregated  $87,587.

DWS Scudder Investments Services Company ("DWS-SISC") serves as transfer agent of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. ICCC may be reimbursed by the Fund for its out-of-pocket expenses. For the fiscal year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $443,637, of which $98,952 was unpaid at December 31,

2005. For the fiscal year ended December 31, 2004, the amount charged to the Fund by DWS-SISC aggregated $930,757. For the fiscal year ended December 31, 2003, the amount charged to the Fund by DWS-SISC aggregated $387,656. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.


Distributor


DWS-SDI, an affiliate of the Advisor, serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. DWS-SDI has entered into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

The Distribution Agreement provides that DWS-SDI shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the NASD and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. DWS-SDI shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of DWS-SDI are not exclusive, and DWS-SDI shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of DWS-SDI in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and DWS-SDI will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding shares of the related class (as defined under "Investment Restrictions") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.


DWS-SDI and certain Participating Dealers have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, upon ten days' written notice to the other party. Any Sub-Distribution Agreement may also be terminated at any time without penalty by the vote of a majority of the Fund's Independent Directors or by the vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Class A, B and C Shares Only. With respect to Class A, B and C shares of the Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Fund may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.





As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The Fund has adopted plans of distribution for its Class A, B and C shares (the "12b-1 Plans"). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and shareholder servicing agents. The 12b-1 Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.


In approving the 12b-1 Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the 12b-1 Plans would benefit the Fund and its shareholders. The 12b-1 Plans will be renewed only if the Directors make a similar determination in each subsequent year. The 12b-1 Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the respective class. The 12b-1 Plans may be terminated at any time by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the 12b-1 Plans, the Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the 12b-1 Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, as long as the 12b-1 Plans are in effect, the selection and nomination of the Independent Directors will be committed to the discretion of the Independent Directors then in office.

If a 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the 12b-1 Plans for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; and compensation to dealers and sales personnel.

Expenses of the Fund paid in connection with the Rule 12b-1 Plan for each class of shares are set forth below for the most recent year for which information is available. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                Compensation to Underwriter and Firms
                        for Calendar Year 2005
                        ----------------------
                                                                   Compensation
           12b-1 Fees        12b-1 Fees         Compensation     Paid by DWS-SDI
         (Distribution      (Shareholder       Paid by DWS-SDI    to Firms from
           Fee) Paid       Servicing Fee)       to Firms from      Shareholder
           to DWS-SDI      Paid to DWS-SDI    Distribution Fee    Servicing Fee
           ----------      ---------------    ----------------    -------------

Class A           NA              $21,057                 NA          $615,533
Class B     $350,833                1,257            $17,835            88,363
Class C       98,608                  414             92,923           102,722





                           Other Distribution Expenses Paid by
                           Underwriter for Calendar Year 2005
                           ----------------------------------
            Advertising,
               Sales,
           Literature and                  Marketing     Postage
            Promotional      Prospectus    and Sales     and          Interest
              Materials       Printing      Expenses     Mailing      Expenses
              ---------       --------      --------     -------      --------

Class A              NA            NA            NA         NA              NA
Class B          $2,463          $161          $342       $177      $1,141,825
Class C           4,158           309           592        311               0

The Fund's distributor received deferred sales charges which were assessed on certain redemptions of Class A shares and contingent deferred sales charges on the Class B and Class C shares in the following amounts:


                                       Fiscal Year        Fiscal Year        Fiscal Year
Class                                Ended 12/31/05      Ended 12/31/04     Ended 12/31/03
-----                                --------------      --------------     --------------

                                        Received           Received           Received

Class A CDSC                              $9,933             $11,506           $12,070
Class B Contingent Deferred Sales
Charge                                  $122,530            $279,582          $315,378
Class C Contingent Deferred Sales
Charge                                    $1,037                $953            $1,559

The Fund pays for all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the registration and maintenance of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICCC, ABIM or DWS-SDI.


Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as Counsel to the Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the Independent Registered Public Accounting Firm of the Fund.

                              FINANCIAL STATEMENTS


The audited financial statements for the Fund for the year ended December 31, 2005 are included in, and incorporated by reference into, this SAI in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, as experts in accounting and auditing.


A copy of the Fund's Annual Report and semi-annual report may be obtained without charge by contacting Shareholder Services at 1-800-621-1048.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                             ADDITIONAL INFORMATION

Internet Access


World Wide Web Site -- The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in fund summaries and details in the prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

Account Access -- DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

DWS Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current DWS Fund shareholders who have set up a Personal Page on the DWS Funds Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between DWS Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new DWS Fund accounts.


Other Information

The CUSIP numbers for each class of the Fund are:


DWS Communications Fund                       Class A:  23339G 108
DWS Communications Fund                       Class B:  23339G 207
DWS Communications Fund                       Class C:  23339G 306
DWS Communications Fund                       Institutional Class:  23339G 405

DWS Communications Fund has a fiscal year ending December 31st.

The Fund's Prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.


The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                             PART C. OTHER INFORMATION

Item 23.          Exhibits
--------          --------

         (a)      (1)         Articles of Incorporation incorporated by reference to Exhibit (1)(a) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                  (2)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on September 13, 1990 incorporated by reference to Exhibit (1)(b) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                  (3)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on December 27, 1993 incorporated by reference to Exhibit (1)(c) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                  (4)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on November 18, 1994 incorporated by reference to Exhibit (1)(d) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                  (5)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on January 20, 1998 (adding the Flag Investors Institutional Shares)
                              incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 21 to
                              Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              950116-98-000501) on February 27, 1998.

                  (6)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on September 29, 1998 (adding the Flag Investors Class C Shares), incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                  (7)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on November 19, 1998, incorporated by reference to Post-Effective Amendment
                              22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336),
                              filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              950116-99-000307) on February 26, 1999.

                  (8)         Articles of Amendment, as filed with the Maryland Department of Assessments and
                              Taxation on November 20, 1998, incorporated by reference to Post-Effective Amendment
                              22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336),
                              filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              950116-99-000307) on February 26, 1999.


                                       2

                  (9)         Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on October 5, 1999, incorporated by reference to Post-Effective Amendment
                              No. 23 to Registrant's Registration Statement on Form N-1A (Registration
                              No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April
                              24, 2000.

                  (10)        Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on July 21, 2001, incorporated by reference to Post-Effective Amendment No.
                              29 to Registrant's Registration Statement filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000950169-02-000093)on April 30, 2002.

                  (11)        Articles Supplementary, as filed with the Maryland Department of Assessments and
                              Taxation on May 15, 2003, filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (12)        Articles of Amendment, as filed with the Maryland Department of Assessments and
                              Taxation on February 2, 2006 (filed herein).

         (b)      (1)         By-Laws, as amended through February 12, 2001, incorporated by reference to
                              Post-Effective Amendment No. 29 to Registrant's Registration Statement filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000950169-02-000093)on
                              April 30, 2002.

                  (2)         By-Laws, as amended through August 19, 2002, filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (3)         Amendment to the By-Laws, effective December 18, 2002, filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (4)         Amendment to By-Laws, dated August 6, 2004 filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000088053-05-000498) on April 29, 2005.

         (c)                  Instruments Defining Rights of Security Holders incorporated by reference to Exhibit
                              1 (Articles of Incorporation), as amended to date to Post-Effective Amendments Nos.
                              19 and 21 to Registrant's Registration Statement (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession Nos.
                              950116-96-000068 and 950116-98-000501, respectively) on February 8, 1996 and
                              February 27, 1998 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective
                              Amendment No. 20 to such Registration Statement, filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.

         (d)      (1)         Registrant's Investment Advisory Agreement dated September 1, 2000, incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 28 to Registrant's
                              Registration Statement on Form N-1A (Registration No. 2-87336), filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500067) on
                              April 27, 2001.

                  (2)         Registrant's Sub-Advisory Agreement dated June 4, 1999, incorporated by reference to
                              Exhibit (d)(2) to Post-Effective Amendment No. 23 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-00-001008) on April 28, 2000.



                                       3

                  (3)         Amendment dated September 1, 2000 to Registrant's Sub-Advisory Agreement,
                              incorporated by reference to Post-Effective Amendment No. 29 to Registrant's
                              Registration Statement on Form N-1A as filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000950169-02-000093)on April 30, 2002.

                  (4)         Amendment dated May 1, 2002 to Registrant's Sub-Advisory Agreement, filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000088053-04-000277) on
                              April 29, 2004.

                  (5)         Form of Registrant's Fee Waiver Agreement between Registrant and Investment Company
                              Capital Corp. dated May 1, 2004, filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (6)         Amendment dated December 13, 2004 to Registrant's, Sub-Advisory Agreement filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000088053-05-000498)
                              on April 29, 2005.

         (e)                  Distribution Agreement dated as of August 19, 2002 between Registrant and Scudder
                              Distributors, Inc.; filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000088053-04-000277) on April 29, 2004.

         (f)                  None.

         (g)                  Custodian Agreement between the Registrant and State Street Bank and Trust
                              Company, filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              0000088053-04-000277) on April 29, 2004.

         (h)      (1)         Group Purchase Plan Application incorporated by reference to Exhibit (9) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                  (2)         Registrant's Securities Lending Agreement between Registrant and Deutsche Bank AG dated September 25, 2001, incorporated by reference to Post-Effective Amendment No.
                              29 to Registrant's Registration Statement filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000950169-02-000093)on April 30, 2002.

                  (3)         Registrant' Subscription Agreement among Registrant, Deutsche Bank AG and ICC
                              Distributors Inc. dated September 25, 2001, incorporated by reference to
                              Post-Effective Amendment No. 29 to Registrant's Registration Statement filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000950169-02-000093)on
                              April 30, 2002.

                  (4)         Registrant's License Agreement between Registrant and Deutsche Banc Alex. Brown LLC dated September 1,2000 as amended through May 1, 2001, incorporated by reference to
                              Post-Effective Amendment No. 29 to Registrant's Registration Statement filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000950169-02-000093)on
                              April 30, 2002.

                  (5)         Registrant's Master Services Agreement dated September 1, 2000 as amended through
                              March 28, 2001 incorporated by reference to Exhibit (g)(2) to Post-Effective
                              Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Registration
                              No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession
                              No. 950116-01-50067) on April 27, 2001.



                                       4

                  (6)         Appendix I dated July 6, 2001 to Master Services Agreement dated September 1, 2000, incorporated by reference to Post-Effective Amendment No. 29 to Registrant's
                              Registration Statement filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000950169-02-000093)on April 30, 2002.

                  (7)         Amendment No. 1 made as of July 24, 2002 and amended as of September 3, 2002 to
                              Registrant's Master Services Agreement dated September 1, 2000, is incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement
                              filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              0000099053-03-000289)on February 28, 2003.

                  (8)         Fund Accounting Agreement between Investment Company Capital Corporation and
                              Scudder Fund Accounting Corporation dated June 3, 2002, filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (9)         Sub-Administration and Sub-Fund Accounting Agreement between Investment Company
                              Capital Corporation, Scudder Fund Accounting and State Street Bank and Trust Company
                              dated April 1, 2003, filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (10)        Transfer Agency Agreement dated December 16, 2002 with Scudder Investments Services
                              Company, filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              0000088053-04-000277) on April 29, 2004.

                  (11)        Agency Agreement between Scudder Investments Service Company and DST Systems, Inc.,
                              dated January 15, 2003, filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (12)        Forms of indemnification agreements, dated October 8, 2004, filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000088053-05-000300) on March 2,
                               2005.

         (i)      (1)         Opinion and Consent of Counsel incorporated by reference to Post-Effective Amendment
                              No. 34 to Registrant's Registration Statement filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

                  (2)         Opinion and Consent of Counsel incorporated by reference to Post-Effective Amendment
                              No. 34 to Registrant's Registration Statement filed with the Securities and Exchange
                              Commission via EDGAR (Accession No. 0000088053-04-000277) on April 29, 2004.

         (j)      (1)         Consent of PricewaterhouseCoopers LLP (filed herein).

                  (2)         Consents to being named as Director incorporated by reference to Exhibit (11)(b) to
                              Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

         (k)                  None.



                                       5

         (l)                  Subscription Agreement re: initial $100,000 capital incorporated by reference to
                              Exhibit (13) to Post-Effective Amendment No. 19 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

         (m)      (1)         Distribution Plan incorporated by reference to Exhibit (15)(a) to Post-Effective
                              Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration
                              No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession
                              No. 950116-96-000068) on February 8, 1996.

                  (2)         Distribution Plan with respect to the Flag Investors Telephone Income Fund Class B
                              Shares incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No.
                              19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336),
                              filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              950116-96-000068) on February 8, 1996.

                  (3)         Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 21 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                  (4)         Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 21 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                  (5)         Distribution Plan (Flag Investors Class C Shares) incorporated by reference to
                              Exhibit (m)(5) to Post-Effective Amendment No. 22 on Form N-1A (Registration No.
                              2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              950116-99-000307) on February 26, 1999.

         (n)      (1)         Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective
                              Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration
                              No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession
                              No. 950116-96-000068) on February 8, 1996.

                  (2)         Amended Rule 18f-3 Plan, as amended through March 26, 1997 incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 20 to Registrant's Registration
                              Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and
                              Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.

                  (3)         Amended Rule 18f-3 Plan, incorporated by reference to Exhibit (o)(3) to
                              Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A
                              (Registration No. 2-87336), filed with the Securities and Exchange Commission via
                              EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                  (4)         Rule 18f-3 Plan, as amended through June 26, 2001, incorporated by reference to
                              Post-Effective Amendment No. 29 to Registrant's Registration Statement filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000950169-02-000093)on
                              April 30, 2002.



                                       6

                  (5)         Amended Rule 18f-3 Plan, as amended through December 16, 2002, filed with the
                              Securities and Exchange Commission via EDGAR (Accession No. 0000088053-04-000277) on
                              April 29, 2004.

         (p)      (1)         Alex. Brown Investment Management Code of Ethics, as amended through April 2002, incorporated by reference to Post-Effective Amendment No. 29 to Registrant's
                              Registration Statement filed with the Securities and Exchange Commission via EDGAR
                              (Accession No. 0000950169-02-000093)on April 30, 2002

                  (2)         Code of Ethics for Deutsche Asset Management - U.S., dated February 1, 2004, filed with the Securities and Exchange Commission via EDGAR (Accession No.
                              0000088053-04-000277) on April 29, 2004.

                  (3)         Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2005 filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000088053-05-000300)
                              on March 2, 2005.

                  (4)         Code of Ethics for Deutsche Asset Management - U.S., dated March 14, 2006 (filed herein).

         (q)                  Power of Attorney incorporated by reference to Exhibit (q)(3) to Post-Effective
                              Amendment No. 35 to Registrant's Statement  filed with the Securities and Exchange
                              Commission (Accession No. 0000088053-05-000300) on March 2, 2005.


Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None.

Item 25.          Indemnification.
--------          ----------------

         Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

         In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

         1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

         2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

         3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

         4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

         5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

         DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

         During the last two fiscal years, no director or officer of Investment Company Capital Corp., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. and Investment Company Capital Corp.

         (b)

         Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                        (1)                              (2)                               (3)
         DWS Scudder Distributors, Inc.
         Name and Principal                Positions and Offices with             Positions and
         Business Address                  DWS Scudder Distributors, Inc.         Offices with Registrant
         ----------------                  ------------------------------         -----------------------

         Michael L. Gallagher              Director and President                 None
         222 South Riverside Plaza
         Chicago, IL  60606

         Philipp Hensler                   Director, Chairman of the Board and    None
         345 Park Avenue                   CEO
         New York, NY  10154

         Michael Colon                     Director and Chief Operating Officer   President
         345 Park Avenue
         New York, NY  10154

         Thomas Winnick                    Director and Vice President            None
         345 Park Avenue
         New York, NY  10154

         Michael Concannon                 Chief Financial Officer and Treasurer  None
         345 Park Avenue
         New York, NY  10154

         Robert Froehlich                  Vice President                         None
         222 South Riverside Plaza
         Chicago, IL  60606

         Katie Rose                        Vice President                         None
         222 South Riverside Plaza
         Chicago, IL  60606

         Paul Schubert                     Vice President                         Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY  10154

         Mark Perrelli                     Vice President                         None
         222 South Riverside Plaza
         Chicago, IL  60606

         Donna White                       Chief Compliance Officer               None
         345 Park Avenue
         New York, NY  10154



                                       9

                        (1)                              (2)                               (3)
         DWS Scudder Distributors, Inc.
         Name and Principal                Positions and Offices with             Positions and
         Business Address                  DWS Scudder Distributors, Inc.         Offices with Registrant
         ----------------                  ------------------------------         -----------------------

         John Robbins                      Vice President and AML Compliance      AML Compliance Officer
         345 Park Avenue                   Officer
         New York, NY  10154

         Caroline Pearson                  Secretary                              Assistant Secretary
         Two International Place
         Boston, MA  02110

         Philip J. Collora                 Assistant Secretary                    None
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable


Item 28.          Location of Accounts and Records.
--------          ---------------------------------

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


Alex. Brown Investment Management                   One South Street
                                                    Baltimore, MD 21202

DWS Scudder Investments Service Company             222 South Riverside Plaza
(Transfer Agent)                                    Chicago, IL 60606

DWS Scudder Distributors, Inc. (Distributor)        222 South Riverside Plaza
                                                    Chicago, IL 60606

Investment Company Capital Corp.                    One South Street
(Advisor, Administrator)                            Baltimore, MD 21202

State Street Bank and                               225 Franklin Street
Trust Company (Custodian)                           Boston, MA 02110

Item 29.          Management Services.
--------          --------------------

See Exhibit (h)(5).

Item 30.          Undertakings.
--------          -------------

Not Applicable.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 20th day of April 2006.

                                                   DWS COMMUNICATIONS FUND, INC.

                                                   By: /s/Michael Colon
                                                       -----------------------
                                                       Michael Colon
                                                       President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                              TITLE                                     DATE
---------                              -----                                     ----

/s/Michael Colon
--------------------------------------
Michael Colon                             President                              April 20,2006

/s/Paul Schubert
--------------------------------------
Paul Schubert                             Chief Financial Officer and Treasurer  April 20,2006

/s/Martin J. Gruber
--------------------------------------
Martin J. Gruber*                         Director                               April 20,2006

/s/Richard J. Herring
--------------------------------------
Richard J. Herring*                       Director                               April 20,2006

/s/Graham E. Jones
--------------------------------------
Graham E. Jones*                          Director                               April 20,2006

/s/Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel*                         Director                               April 20,2006

/s/Philip J. Saunders, Jr.
--------------------------------------
Philip J. Saunders, Jr.*                  Director                               April 20,2006

/s/William N. Searcy
--------------------------------------
William N. Searcy*                        Director                               April 20,2006

/s/William N. Shiebler
--------------------------------------
William N. Shiebler*                      Director                               April 20,2006


*By:  /s/Caroline Pearson
      --------------------
      Caroline Pearson**
      Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement, as filed on March 2, 2005.

                                                     1933 Act File No. 002-87336
                                                      1940 Act File No. 811-3883


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 37
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 39
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          DWS COMMUNICATIONS FUND, INC.

                          DWS COMMUNICATIONS FUND, INC.

                                  Exhibit Index

                                     (a)(12)

                                     (j)(1)

                                     (p)(4)